UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 9, 2004

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Event.

ITEM 8.01 Other Events.

On November 15, 2004, Teleglobe International Holdings Ltd (the “Company”) announced the November 9, 2004 appointment of Tom Rogers as non-executive Chairman of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

Attached as Exhibit 99.1 to this report is the Company’s press release dated November 15, 2004 announcing the appointment of Tom Rogers as non-executive Chairman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe International Holdings Ltd

Date: November 15, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release announcing the appointment of Tom Rogers as non-executive Chairman dated November 15, 2004.